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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Aspen Technology, Inc. of our report dated May 17, 2002 relating to the combined financial statements of the Hyprotech Division of AEA Technology plc, which appears in a Current Report on Form 8-K of Aspen Technology, Inc. dated May 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


Calgary, Alberta, Canada
June 6, 2002